Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C., SEC. 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tactical Air Defense Services, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Farley, Vice President of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 14, 2007	By:	s/ John Farley
John Farley
Vice President and Principal Accounting Officer

046907/00000 NYCDOCS 190791v3

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